CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - AmSouth Portfolios", in the Combined Proxy Statement of Variable Insurance Funds (AmSouth Capital Growth Fund, AmSouth Select Equity Fund and AmSouth Value Fund) and Prospectus for Class II Shares of Pioneer Variable Contracts Trust (Pioneer Fund VCT Portfolio, Pioneer Oak Ridge Large Cap Growth VCT Portfolio and Pioneer Value VCT Portfolio) ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated February 7, 2005, with respect to the financial statements and financial highlights of the AmSouth Capital Growth Fund, AmSouth Select Equity Fund and AmSouth Value Fund), included in the AmSouth Variable Insurance Funds Annual Report for the year ended December 31, 2004, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Variable Contracts Trust. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the AmSouth Variable Insurance Funds Statement of Additional Information, and to the incorporation by reference of our report, dated February 7, 2005, on the financial statements and financial highlights of AmSouth Capital Growth Fund, AmSouth Select Equity Fund and AmSouth Value Fund, included in the AmSouth Variable Insurance Funds Annual Report for the year ended December 31, 2004, in Post-Effective Amendment No. 27 to the Registration Statement (Form N-1A, 1933 Nos. 33-81800) of the AmSouth Variable Insurance Funds, as filed with the Securities and Exchange Commission on April 29, 2005 (Accession No. 0000943663-05-000276), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Variable Contracts Trust.

                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
July 14, 2005


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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Portfolios", in the Combined Proxy Statement of Variable Insurance Funds (the "AmSouth Trust") and Prospectus for Class II shares of Pioneer Variable Contracts Trust ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated February 11, 2005, with respect to the financial statements and financial highlights of Pioneer Fund VCT Portfolio, Pioneer Oak Ridge Large Cap Growth VCT Portfolio, and Pioneer Value VCT Portfolio (each a series of Pioneer Variable Contracts Trust), included in the Annual Report to the Shareowners for the year ended December 31, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Variable Contracts Trust. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Variable Contracts Trust Statement of Additional Information, and to the incorporation by reference of our report, dated February 11, 2005, on the financial statements and financial highlights of Pioneer Fund VCT Portfolio, Pioneer Oak Ridge Large Cap Growth VCT Portfolio, and Pioneer Value VCT Portfolio included in the Annual Report to the Shareowners for the year ended December 31, 2004, in Post-Effective Amendment No. 36 to the Registration Statement (Form N-1A, 1933 No.33-84546), as filed with the Securities and Exchange Commission on April 13, 2005 (Accession No. 0001016964-05-000141), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Variable Contracts Trust.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 13, 2005